I N S U R A N C E   /   R E I N S U R A N C E
B E R M U D A         I R E L A N D         U N I T E D   S T A T E S
MAX CAPITAL GROUP LTD.
(formerly Max Re Capital Ltd.)
Nasdaq: MXGL
Investor Presentation
For the quarter-ended June 30, 2007
Exhibit 99.1

INFORMATION CONCERNING
FORWARD LOOKING STATEMENTS
This presentation includes statements about future expectations, plans and prospects of the Company that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements, including the risk that the
SEC’s view of the conclusions reached by the Audit and Risk Management Committee of the Company’s Board of Directors in connection with the internal review of three finite risk retrocessional contracts written in 2001 and 2003, which caused the Company to restate its audited financial statements for the years ended December 31, 2005, 2004,
2003, 2002 and 2001 and unaudited financial statements for the periods ended March
31, 2006 and June 30, 2006, may differ, perhaps materially, and result in material changes to information contained in the Company’s past SEC filings, including financial statements and financial information.  For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s Annual
Report on Form 10-K for the year ended December 31, 2006 and other documents filed by the Company with the SEC.  The Company undertakes no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future developments or otherwise.

Corporate Objective – Consistent Growth in Book Value
Global underwriter of specialty insurance and reinsurance, with operating subsidiaries in Bermuda, Ireland and United States
Property & Casualty Insurance
Property & Casualty Reinsurance
Life & Annuity Reinsurance
U.S. Excess & Surplus Lines Insurance
Growth through opportunistic expansion and addition of product lines
Insurance operations established in 2003
Property Cat Reinsurance operations launched post-KRW in 2005
U.S.-based Excess and Surplus Lines Insurance Company launched in 2007
Portfolio approach to risk through integration of asset / liabilities for all transactions
Operating ROE >15% in 3 of last 4 years; 2005 positive ROE with KRW
At June 30, 2007
Total assets $6.3 billion
Total shareholders’ equity $1.5 billion
Book value per share                     $24.49
Combined ratio (YTD)                     93%

A Balanced, Global Insurance / Reinsurance Business
Targets
Balanced P&C insurance / reinsurance underwriting
Insurance 60%
Reinsurance 40%
Balanced exposures / focus
Long-tail exposures             60%
Short-tail exposures          40%
Balanced geographic diversification
North America                60%
Europe 40%
Enhanced investment strategy
Traditional Fixed Maturities   80%
Alternative Investments 20%

Diversified Premium Mix: A Key Differentiator
Casualty
Reinsurance
Property
Insurance
Max Capital Group Ltd.
Incumbent (Re) Insurers
Bermuda Underwriters
Class of 2001
White Mountains Re
Lancashire
Ariel Re
AHL
ACGL
AWH
PTP
IPCR
ENH
MRH
PRE
RNR
AXS
TRH
RE
Harbor Point
Validus
Re
Flagstone
Re
ACE
Class of 2005
Source: Bank of America (except Ironshore)
Ironshore
XL

Allocation to Max Diversified Strategies Ltd.

Max

2003
IPO -
$16 / share
9/11
Shift to
Traditional
Casualty
Reinsurance
Begins
Hurricanes
Katrina, Rita
& Wilma
Max Specialty
Insurance
Company
Approved by
Delaware
Max Re
Europe
formed
in Dublin
Launch of
Casualty
Insurance
Operations
Max
Insurance
Europe
formed in
Dublin
Common
Share
Offering –
$23.50 /
share
Property / Cat
Reinsurance
Begins
2000
2002
2004 2005
2006
0%
10%
20%
30%
40%
50%
60%
Start-Up
Operations:
P&C /
Alternative Risk
& Life Reinsurance
Property
Insurance
Department
Established
Max USA
Holdings
$100m Senior
Debt Issue
U.S. E&S
Insurance
Operations
Commenced
Opportunistic Expansion Of The Company
2001
2007
$-
$5
$10
$15
$20
$25
$30
Stock price @ 6/30/07 Book Value @ 6/30/07
MDS Allocation
22.7%
$28.30
$24.49

Core Strengths / Competitive Advantages
Business strategy focused on niches / specialties
Consistent financial performance and solid balance sheet
Operating ROE exceeding 15% in 3 of past 4 years
2005 Exception – KRW Hurricanes – Operating ROE of 1%
Enhanced investment strategy with invested assets / shareholders’
equity leverage – 3.3:1
State-of-the-art Enterprise Risk Management System
No reinsurance recovery issues since inception thru June 30, 2007
Strong financial strength ratings
A.M. Best “A- (Excellent)”, Fitch “A (Strong)” and Moody “A3”

Underwriting Strengths
Strong quantitative orientation
High percentage of employees hold professional designations
FCAA, MAAA and / or ACAA, CPA and / or CA and CFA
State-of-the art systems, risk controls
Capital allocated to maximize return on every transaction
Every transaction individually modeled
Every transaction priced to target ROE
Underwriters compensated on results
Reinsurance purchased to manage exposures and pricing cycle
Aggregation of cat and clash
Line size
Ceding commission
Sophisticated asset / liability model
Integrated asset and liability risk measurement
Alternative investments allocated by risk duration
Surplus decline is key risk measure

P & C Reinsurance
Growth of P&C Insurance / Reinsurance Maximizes ROE
P&C Annual Gross Premiums Written
($ in millions)
P & C Insurance
2003
400
500
600
700
800
900
1,000
100
200
300
0
1,100
1,200
1,300
P&C Alternative Risk
Non-recurring additional premiums on prior years’ contracts of $182 million
Total P&C Insurance / Reinsurance excluding Alternative Risk and non- recurring additional premiums on prior years’ contracts (year-on-year change)
2006
2005 2004
$902
$831
$971
(+4%)
(+36%)
(+21%)
$820
$ millions
2007
Rolling 12  months
$778
(-5%)
$903
Max Specialty (expected)
(+10%)

P&C Insurance: Our Fastest Growing Business
Target:
Working layer excess business
Larger customer – Fortune 1000
Customer-oriented approach:
Responsive and innovative
Consider toughest classes of business
Offer multi-year programs
Flexible in program attachment points
Work with all leading brokers
Underwritten in Bermuda and Dublin
71% Combined Ratio for 2006
Gross Premiums Written – 2007
Rolling 12 months
$403 million
By Exposure
General
Liability
39%
38%
Professional
Liability
Property
15%
Aviation
8%

P&C Reinsurance: A Well-Diversified Underwriting Book
Target:
Working layer excess business /
quota share business
Specialty / niche focus
Customer-oriented approach:
Quick turnaround
Line-specific expertise
Net line underwriter (stability of capacity)
Cross-class capability
Modeling and structuring capabilities
Work with all leading brokers
Underwritten in Bermuda and Dublin
94% Combined Ratio for 2006
Gross Premiums Written - 2007
Rolling 12 Months
$365 million
By Exposure
11%
Aviation
10%
Property,
Marine, Energy,
33%
Whole
Account, 4%
Workers
Compensation,
15%
Medical
Malpractice,
15%
Other, 2%
Professional Liability, 10%
General
Liability,

Max Specialty Insurance Company
Nationwide underwriter of property and casualty insurance, focused on profitable excess and surplus lines niches
Operating on a surplus lines non-admitted basis in 46 States
Approvals pending – California, Colorado, Louisiana, New Hampshire
Well-known and respected management team with a proven track record of controlled growth and profitability
Distribution system
Select group of national brokers and regional Managing General Agencies with whom management has close relationships for 20+ years
Two distinct channels - brokerage & contract binding – seeking to provide stability through all market cycles
Current employees – approximately 50
Locations – Richmond, Atlanta & Philadelphia
Affiliated service company office in San Francisco

Max Specialty Insurance Company
2007 Plan:
Gross written premium: $100 to $150 million ($40 - $60 million net)
Product lines:
Brokerage
Property (Cat & Non-Cat)
Middle Market Property
Inland Marine
Casualty
Umbrella & Excess Liability
Contract Binding
Property (Non-Cat)
Inland Marine
Casualty
Umbrella & Excess Liability
Long-term underwriting objectives:
Products priced and underwritten so net incurred loss ratios do not exceed 55%
Expense ratios less than 35%
Combined ratio less than 85%

Life Reinsurance - Long-Tail, Reserve Buy-Out Business
Specialize in:
Investment spread business
In force, closed / ring-fenced books
Mortality, morbidity & longevity
Predictable cash flows
Asset heavy – no interest sensitive
liabilities
Closed block reserve buy-out
transactions
Almost no IBNR
Deals per year & deal sizes varies
Transactions are large and timing is
seller driven
Target North America & European Life,
Health and Annuity Companies
18 transactions completed with
14 counterparties since inception
Differentiated by:
Detailed data focus
Strong actuarial analysis
Bermuda efficiencies
Gross Premiums Written
US$ Millions
$0
$50
$100
$150
$200
$250
$300
$350
2003
2004
2005
$108
$212
$275
2
3
$45
1
2006
3
2007
Target
2/3
$150
Annuity, 59%
Life, 22%
Health,19%
Reserves & Deposits 6/30/2007
$958 million

Strong Investment Expertise

Annual Return
60 months
as of June 30, 2007
12
10
8
6
4
2
0
4.31
4.56
10.67 (1)
10.01
6.56
6.14
MFIX
MLMBI
MDS
SP500
MAX
COMP
Max Fixed Maturities
Merrill Lynch Master Bond Index
MDS
S&P 500
Max Total Portfolio
Typical Competitor Portfolio
(80% MLMBI / 20% S&P)

- Investment Strategy designed to enhance annualized returns without materially increasing risk
- Target allocation 80% investment grade fixed income and 20% alternative asset (low volatility hedge funds)
- Over 35 different hedge funds provide diversification and encompass 9 styles / asset classes
- No fund exceeds 2% of invested assets or 7% of alternative asset portfolio
- Hedge fund accounting requires quarterly mark to market to flow through operating income

(1) Alternative Investment Return is 10.04%, which also includes Reinsurance Private Equity Investments

15

Diversified and Risk Averse Investment Strategy

Asset Allocation as of June 30, 2007

Baa 1%
Distressed 4%
Diversified 3%
Equity Long / Short 5%
A 13%
Event Driven Arbitrage 4%
Global Macro 1%
Credit Long / Short 2%
Emerging Markets 2%
Fixed Income Arbitrage 1%
Opportunistic 1%
Aa 9%
Aaa 30%
Tsy / Agy 24%

Traditional Investments	Alternative Investments
77.3%	22.7%
Target	Target
80%	20%

Standard Deviation Last 60 Months as of June 30, 2007

0
-2
-4
-6
-8
-10
-12
-3.47
-3.76
-4.08
-11.57
-3.12
-3.30
MFIX
MLMBI
MDS
SP500
MAX
COMP
Max Fixed Maturities
Merrill Lynch Master Bond Index
MDS
S&P 500
Max Total Portfolio
Typical Competitor Portfolio

Max 16

De Minimus Exposure to Sub-prime
Approximately $40 million par value of bonds have exposure to sub-
prime collateral
All are high quality, short average life
$35 million AAA, $5 million AA+
Most have average lives less than 1 year
Significant and growing over-collateralization
Most with 30-50% over-collateralization
Most issued between 2003 and 2005
Over-collateralization on most has grown in the last 3 months
Through July 2007, default and delinquency rates remain in the low single digits
Through August 13, 2007, peak to trough mark to market loss is approximately $2 million
Alternative asset portfolio held a net short position at June 30, 2007
Based upon stress testing analysis we expect no principal losses from our sub-prime-backed bonds

YTD June 30, 2007 and Year – End 2006 Results
2006
($ in millions)
YTD
June 30, 2007
Gross Premiums Written $455 $865
Net Premiums Earned $277 $665
Net Investment Income
89 150
Net Gains on Alternative Investments 122 85
Net Realized Gains (Losses) on Sale of Fixed Maturities (1) (6)
Other Income - 1
Total Revenues 487 895
Total Losses & Expenses 316 678
Net Income Before Taxes $171 $217
Property & Casualty Underwriting
Loss Ratio 70% 68%
Expense Ratio 23% 18%
Combined Ratio 93% 86%

Cash & Fixed Maturities $3,734 $3,470
Alternative Investments 1,097 1,066
Premium Receivables 467 391
Losses Recoverable 605 538
Other Assets 400 384
     Total Assets $6,303 $5,849
Property & Casualty Losses $2,443 $2,335
Life & Annuity Benefits 878 896
Deposit Liabilities 222 204
Funds Withheld 252 255
Unearned Premium 490 436
Bank Loans / Swap (1) 285 150
Senior Notes 100 -
Other Liabilities 161 183
     Total Liabilites $4,831 $4,459
Shareholders' Equity $1,472 $1,390
$6,303 $5,849
Strong Balance Sheet
December 31, 2006
June 30, 2007
($ in millions)
(1) Includes a $235 million collateral related transaction for our reinsurance business. In substance, a Total Return Swap with sale of MDS shares in exchange for cash. Cash received from sale of MDS shares is included in Cash & Fixed Maturities.  Return from MDS shares is received in exchange for a payment of interest at LIBOR plus a spread.

Profitable Financial Trends Despite Hurricanes in 2005
Gross Premiums Written
($ in millions)
-3%
0%
5%
10%
15%
20%
$0
$300
$600
$900
$1,200
$1,500
P&C Combined Ratio
0%
30%
60%
Operating Earnings Per Share (Diluted)
Operating ROE
80%
100%
0
$1
$2
2006
17.3%
2006
2006
$865
86%
Life $45
2006
$3.52
$3
$4
Life $275
1.0%
2005
$1,246
2005
2005
106%
2005
$0.19
2004
2004
Life $212
2004
15.8%
2004
$1,044
94%
$2.70
16.5%
2003
$1,010
2003
2003
100%
2003
$2.58
Life $108
Annualized 2007
YTD 6/30/07
YTD 6/30/07
93%
Life $1
YTD 6/30/07
$2.72
$455
24.5%

A Growing, Global Insurance / Reinsurance Company
Invested Assets (Ratio to Shareholders’ Equity)
$0
$1,000
$2,000
$3,000
$4,000
Operating Cash Flow
$0
$200
$400
$600
Shareholders’ Equity (Book Value per Share)
$0
$500
$1,000
$1,500
Dividends Per Share
$0.00
$1.00
($ in millions)
$5,000
2006
2006
2006
2006
$529
$1,390
($23.06)
$0.24
$4,536
(3.3:1)
$4,223
2005
$395
2005
2005
$1,186
($20.16)
$0.18
2005
(3.6:1)
$3,514
2004
$607
2004
2004
$903
($19.70)
$0.12
2004
(3.9:1) $2,637
2003
$397
2003
2003
$763
($16.88)
$0.09
2003
(3.5:1)
6/30/2007
6/30/2007
YTD 6/30/07
YTD 6/30/07
$1,473
($24.49)
$0.14
$4,831
(3.3:1)
$128

Peer Comparisons: Max Capital – Consistently Solid ROE's

Mean ROE vs. Std Dev of ROE
Annual Data 2003 to 2006
Mean ROE
Std Deviation of ROE
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
30.00%
35.00%
40.00%
ACGL
AXS
ACE
PRE
Max
ENH
RNR
TRH
RE
AWH
AHL
PTP
XL
IPCR
MRH

22

Peer Comparison: Max Capital - Highest Total Shareholder
Return over last 5 years
Note: The peer set includes Arch Capital Group Ltd. (ACGL), Aspen Insurance Holdings Limited (AHL), Axis Capital Holdings Limited (AXS), Endurance
Speciality. (ENH), IPC Holding (IPCR), Odyssey Reinsurance (ORH), Montpelier Re Holding (MRH), Partner Re Holdings (PRE), Platinum Underwriters
Holding (PTP), Renaissance Holding (RNR). Data includes only the companies public during the measurement period.
(1) Defined as share price appreciation plus reinvested dividends cumulatively over the time period, as of 8/1/07
1, 2 & 5 Year Cumulative TSRs
(1)
1-year
2-year cumulative
N.A.
5-year cumulative
Source: Credit Suisse
(11.6%)
16.1%
5.2%
31.5%
27.0% 26.7%
18.6% 17.4% 17.1%
14.5% 12.7%
6.0%
(10.9%)
S&P 500
S&P
Reinsurance
Index
ORH AXS ENH PTP MXGL PRE ACGL RNR AHL MRH IPCR
(53.9%) (35.6%) (9.7%) (2.2%) 1.7%
15.0% 16.1%
32.4% 33.0%
40.2% 51.4%
2.7%
22.4%
S&P 500
S&P
Reinsurance
Index
ACGL ORH AXS RNR MXGL PRE ENH PTP AHL IPCR MRH
74.8% 75.9%
167.3% 158.6%
145.4%
65.9%
59.5%
(13.0%)
S&P 500
S&P
Reinsurance
Index
MXGL ACGL ORH PRE RNR IPCR ENH MRH PTP AHL AXS

I N S U R A N C E   /   R E I N S U R A N C E
B E R M U D A         I R E L A N D         U N I T E D   S T A T E S
MAX CAPITAL GROUP LTD.
(formerly Max Re Capital Ltd.)
Nasdaq: MXGL
Investor Presentation
As of Quarter-end - June 30, 2007